SCHEDULE  14A
                                 (RULE  14A-101)
                     INFORMATION  REQUIRED  IN  PROXY  STATEMENT

                            SCHEDULE  14A  INFORMATION

           PROXY  STATEMENT  PURSUANT  TO  SECTION  14(A)  OF  THE  SECURITIES
                   EXCHANGE  ACT  OF  1934  (AMENDMENT  NO.  _____)

FILED  BY  THE  REGISTRANT  /X/

FILED  BY  A  PARTY  OTHER  THAN  THE  REGISTRANT  /  /

CHECK  THE  APPROPRIATE  BOX:

/X/  PRELIMINARY  PROXY  STATEMENT
/  /  CONFIDENTIAL,  FOR  USE  OF  THE  COMMISSION  ONLY  (AS  PERMITTED BY RULE
    14A-6(E)(2))
/  /  DEFINITIVE  PROXY  STATEMENT
/  /  DEFINITIVE  ADDITIONAL  MATERIALS
/  /  SOLICITING  MATERIAL  PURSUANT  TO  RULE  14A-11(C)  OR  RULE  14A-12

                            TRI-VALLEY  CORPORATION
- ------------------------------------------------------------------------------
                (NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


- ------------------------------------------------------------------------------
    (NAME  OF  PERSON(S)  FILING  PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX):


/X/  NO  FEE  REQUIRED.
/  /  FEE  COMPUTED  ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

     (1)  TITLE  OF  EACH  CLASS  OF  SECURITIES  TO  WHICH TRANSACTION APPLIES:

          --------------------------------------------------------------------
     (2)  AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

          --------------------------------------------------------------------
     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

          --------------------------------------------------------------------
     (4)  PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:

          --------------------------------------------------------------------
     (5)  TOTAL  FEE  PAID:

          --------------------------------------------------------------------

/  /  FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS.

/ /CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     (1)  AMOUNT  PREVIOUSLY  PAID:

          --------------------------------------------------------------------
     (2)  FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NO.:

          --------------------------------------------------------------------
     (3)  FILING  PARTY:

          --------------------------------------------------------------------
     (4)  DATE  FILED:

          --------------------------------------------------------------------

Bakersfield,  California
July  7,  2000


                         ANNUAL MEETING OF SHAREHOLDERS
                             _______________________

                                 PROXY STATEMENT
                             _______________________

                                       OF

                             TRI-VALLEY CORPORATION
                      230 SOUTH MONTCLAIR STREET, SUITE 101
                          BAKERSFIELD, CALIFORNIA 93309

                           SOLICITATION OF PROXIES FOR
                             MEETING OF STOCKHOLDERS

              FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD IN THE
                      BEALE ROOM OF THE HOLIDAY INN SELECT
                               801 TRUXTUN AVENUE
                          BAKERSFIELD, CALIFORNIA 93309
                  AT 10:00 A.M. (P.D.T.), ON SEPTEMBER 16, 2000



To  the  Shareholders  of  TRI-VALLEY  CORPORATION:

     The enclosed proxy material relating to Tri-Valley Corporation ("Tri-Valley" or the "Company") from the Board of Directors of the Company is sent to you as the direct or beneficial owner of common stock of the Company with the Company's sincere request that you give those materials your prompt and thorough consideration.


     The Board of Directors of Tri-Valley Corporation (the "Company") hereby solicits your Proxy (on the gold form) for use at the Annual Meeting of Shareholders of the Company to be held September 16, 2000, at 10:00 A.M. (local time) in the Beale Room of the Holiday Inn Select, 801 Truxtun Avenue, Bakersfield, California 93309.

     IF YOU ARE NOT ABLE TO BE PRESENT AT THIS MEETING, IT IS REQUESTED THAT YOU RETURN THE ENCLOSED GOLD FORM PROXY, PROPERLY EXECUTED, IN ORDER THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. You may revoke your Proxy at any time prior to the exercise of the powers granted herein by transmitting a written revocation to the Company or by appearing in person at the meeting.

     Our administrative office is located at 230 South Montclair Street, Suite 101 Bakersfield, California 93309. The approximate date on which this Proxy Statement and gold form of proxy will first be sent to the shareholders is July 17, 2000. The costs of this proxy notification will be paid by the Company. A professional proxy solicitor has not been engaged.


ACTIONS  TO  BE  TAKEN  AT  THE  MEETING

     At the Annual Meeting, holders of our common stock will consider and vote for the election as directors of the Company of F. Lynn Blystone, Dennis P. Lockhart, Milton J. Carlson, Loren J. Miller, and Earl H. Beistline. In addition, the shareholders will consider and act on a proposed amendment to the Company's Articles of Incorporation and approve the newly amended and restated Certificate of Incorporation.


VOTING  SECURITIES  AND  RIGHTS

     There are 19,542,748 shares of common stock of the Company outstanding as of June 23, 2000, each of which is entitled to one vote in the election of directors and all other matters to be voted upon at the meeting. SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS AT 5:00 P.M. ON FRIDAY, JULY 14, 2000, ARE THE ONLY PERSONS ENTITLED TO VOTE AT THIS MEETING.

     The presence in person or by proxy of the holders of not less than one-half the outstanding shares is necessary to constitute a quorum at the meeting. The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors, amend the incentive stock option plan, and to ratify the selection of the Company's auditors. A vote of at least two-thirds of our shares present at the meeting, in person or by proxy, is necessary to approve the proposed amendments to the articles of incorporation.

     Set forth below in tabular form is information concerning the only person believed by the Company to own more than 5% of the Company's common stock as of July 14, 2000.

                                               AMOUNT
 TITLE  OF      NAME  AND  ADDRESS          BENEFICIALLY           PERCENT
   CLASS       OF  BENEFICIAL  OWNER            OWNED             OF  CLASS
 ---------     ---------------------          --------            ---------
Common  Stock   Dennis  Vaughan              1,008,200              5.2%
                2298  Featherhill  Road
                Santa  Barbara,  CA  93108

     Although we are incorporated in Delaware, we currently maintain our business offices and principal oil and gas operations in California. Accordingly, shareholders are entitled, under California corporation law, to cumulative voting rights in the election of directors. This means that a shareholder may multiply the shares held by the total number of directors to be elected (six) and vote all of such shares for any one director. Prior to the meeting and vote on directors, any shareholder wishing to exercise cumulative voting rights must give the Company written notice of same. Discretionary authority to cumulate votes in the exercise of proxies is hereby solicited by management.


I.     ELECTION  OF  DIRECTORS:

     The Board of Directors consists of five (5) members. Each director serves for a term of one (1) year. All five (5) director positions are up for election at the meeting.

     THE BOARD OF DIRECTORS HAS NOMINATED AND RECOMMENDS YOUR APPROVAL OF DR. EARL BEISTLINE, LYNN BLYSTONE, MILTON CARLSON, DENNIS LOCKHART, AND LOREN MILLER, CPA AS DIRECTORS OF TRI-VALLEY CORPORATION. EACH DIRECTOR MUST BE ELECTED BY A MAJORITY VOTE OF THE SHARES REPRESENTED AT THE MEETING. All
proxies  will  be  voted  FOR  these  nominees.  Information  about the nominees follows:
                                                    COMMON  STOCK     PERCENT
NAME  AND  POSITION                  DIRECTOR        BENEFICIALLY       OF
   WITH  COMPANY          AGE         SINCE            OWNED**        CLASS
----------------          ---        -------        -------------     ------
F.  Lynn  Blystone        64           1974           774,264          3.9
Dennis  Lockhart          53           1982           132,091           *
Milton Carlson            69           1985           139,000           *
Loren  Miller             55           1992           105,300           *
Earl  Beistline           83           1992            98,000           *
All  Directors  as  a  Group                        1,248,655          6.2

*  Less  than  1%

** Includes shares which the listed shareholder has the right to acquire within 60 days after July 14, 2000, from options or warrants, as follows: Mr. Blystone, 346,000 shares, Mr. Lockhart, 70,000 shares, Mr. Carlson, 68,000 shares, Mr. Miller, 70,000 shares, Mr. Beistline, 48,000 shares, all Directors as a group, 602,000 shares. Under SEC rules, we calculate the percentage ownership of each person who owns exercisable options by adding (1) the number of exercisable options for that person to (2) the number of total shares outstanding, and dividing that result into (3) the total number of shares and exercisable options owned by that person.

PRINCIPAL  OCCUPATIONS  OF  NOMINEES  DURING  THE  PAST  FIVE  YEARS:

F. Lynn  Blystone  -    64     President  and  Chief Executive Officer of   1974
                               Tri-Valley  Corporation  and  Tri-Valley  Power
                               Corporation,  and CEO of  Tri-Valley  Oil  &  Gas
                               Company, which are two wholly owned subsidiaries of Tri-Valley Corporation,
                               Bakersfield,  California

     Mr. Blystone became president and chief executive officer of Tri-Valley Corporation in October 1981, and was nominally vice president from July to October 1981. His background includes institution management, venture capital and various management functions for a mainline pipeline contractor including the Trans-Alaska Pipeline Project. He has founded, run and sold companies in several fields including Learjet charter, commercial construction, municipal finance and land development. He is also president of a family corporation, Bandera Land Company, Inc., with real estate interests in Kern, Riverside and Orange Counties California. A graduate of Whittier College, California, he did graduate work at George Williams College, Illinois in organization management. He gives full time to Tri-Valley.

Dennis P. Lockhart -    53     President                                    1982
                               Heller  International  Group.,  Inc.
                               Chicago,  Illinois

     Mr. Lockhart is President of Heller International Group, Inc., a subsidiary of Heller Financial Inc., a position he has held since 1988. He also serves as a director of Heller Financial Inc., and several of the company's overseas subsidiaries. Prior to joining Heller, Mr. Lockhart was a domestic and international corporate banking officer with Citicorp/Citibank. He worked for Citicorp in a succession of assignments in Lebanon, Saudi Arabia, Greece, Iran, Atlanta, and New York. He is currently serving on the Advisory Committee of the United States export-import Bank. Mr. Lockhart was educated at Stanford University and Johns Hopkins University. He attended the Senior Executives
Program at the Sloan School of Management, Massachusetts Institute of Technology, in 1994.


Milton  J.  Carlson  -  69    Investor,  Kalispell,  Montana                1985

     Mr. Carlson is a principal in Earthsong, Inc., which is a non-profit, public benefit corporation engaged in a wide field of ecological matters in the public interest. Until its merger with another firm, Mr. Carlson formerly was vice president and corporate secretary of Union Sugar Company, a $100 million unit of Sara Lee Corporation. He was involved in representing industrial end users of energy through the California Manufacturers Association as the former chairman of the CMA steering committee of the standing energy and environmental committees. Mr. Carlson was also the energy and environmental representative with Sara Lee energy advisory group and monitored related matters before the California Public Utilities Commission and Energy Commission as well as serving as the legislative representative in Sacramento and Washington, D.C. Mr. Carlson attended the University of Colorado at Boulder and the University of Denver.

Earl H. Beistline, LLD.- 83   Mining  Consultant                            1992
                              Fairbanks,  Alaska

     Dr. Beistline is a past chairman of the Alaska State Minerals Commission and Dean Emeritus of the School of Mineral Industry of the University of Alaska. Born in Juneau, he has achieved a special position in Alaska during its transition from territorial status into statehood. He has numerous honors from local, state and federal governments, academia, professional and civic organizations and the mineral industry. An active miner in the Central-Circle Mining District, Dr. Beistline also serves as a director of one of the states' primary companies, Usibelli Coal Mines, Inc. He holds a bachelor of Mining Engineering, Engineer of Mines and Honorary Doctor of Law degree from the University of Alaska.

Loren J. Miller, CPA  -  55   Treasurer,  Jankovich  Company                1992
                              San  Pedro,  California

     For the last five years, Mr. Miller has been the controller of Petro America, Inc., the predecessor to Jankovich Company, a large, private petroleum and products distributor. He has also served in a treasury and chief financial officer capacity as vice president successively of McMullen Oil Company, Mock Resources, Inc., and Hershey Oil Corporation. Prior to that he was vice president and general manager of Tosco Production Finance Corporation and formerly a senior auditor with Touche Ross & Co. He is experienced in exploration, production, product trading, refining and distribution as well as corporate finance. He holds a B.S. in accounting and an M.B.A. in finance from the University of Southern California.

     During 1999, the Board of Directors held five meetings. Dennis Lockhart attended three of these meetings.

     The Company has no nominating or compensation committees, as these are dealt with by the full board. Mr. Miller is the audit representative.

COMPENSATION  OF  OFFICERS  AND  DIRECTORS

     The following table summarizes the compensation of the chairman of the board and the president of the Company and its subsidiaries, F. Lynn Blystone, for the fiscal years ended December 31, 1999, December 31, 1998, and December 31, 1997.





                                                                  Long Term
                                                                Compensation
                                      Annual Compensation          Awards
        (a)          (b)          (c)          (d)                  (e)
                                              Other              Securities
      Name      Period Covered   Salary    Compensation      Underlying Options

 F. Lynn         FYE 12/31/99  $95,712(1)
  Blystone, CEO  FYE 12/31/98  $156,000(1)
                 FYE 12/31/97  $197,660(1)                       195,000(2)


(1) Includes salary that was deferred when Mr. Blystone took a reduced salary in prior years.
(2)     95,000  options  expired  unexercised  in  December,  1997.

AGGREGATED  1999  OPTION  EXERCISES  AND  YEAR-END  VALUES

     The following table summarizes the number and value of all unexercised stock options held by the Named Officers and Directors at the end of 1999.

   (A)                 (B)                 (C)                   (D)
                Number of Securities                  Value of Unexercised In-
              Underlying Unexercised                  The-Money Options/SARs at
            Options/SARs at FY-End (#)                       FY-End ($)*
                                         EXERCISE
   NAME     EXERCISABLE/UNEXERCISABLE     PRICE     EXERCISABLE/UNEXERCISABLE
   ----     -------------------------     -----     -------------------------

 F. Lynn Blystone     100,000/0           $1.50                  0/0
                      250,000/0           $0.50              $242,500/0

Dennis  P.  Lockhart   30,000/0           $0.50               $29,100/0
                       40,000/0           $0.55               $36,800/0

Milton J. Carlson      30,000/0           $0.50               $29,100/0
                       40,000/0           $0.55               $36,800/0

Loren J. Miller        30,000/0           $0.50               $29,100/0
                       40,000/0           $0.55               $36,800/0

Earl H. Beistline       8,000/0           $0.50                $7,760/0
                       40,000/0           $0.55              $36,8000/0


     *Based on a fair market value of $1.47 per share, which was the closing bid price of the Company's Common Stock on the Over-The-Counter Bulletin Board on December 31, 1999.

COMPENSATION  OF  DIRECTORS

     The Company compensates non-employee directors for their service on the board of directors. No directors received any stock options in 1999. The following table sets forth information regarding the cash compensation paid to outside directors in 1999.

                                   (A)                       (B)

                                  NAME                      FEES
                                  ----                      ----

                            Earl Beistline                $1,700

                            Milton Carlson                $2,958

                          Dennis P. Lockhart              $1,194

                           Loren J. Miller                $1,700

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations require that the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file. Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no reports were required, the Company believes that no person failed to file required reports on a timely basis during or in respect of 1999.


II.     APPROVE  THE  COMPANY'S  RESTATED  CERTIFICATE  OF  INCORPORATION

     See  attached  Exhibit  A.

     THE  BOARD  RECOMMENDS  A  VOTE  FOR  THE COMPANY'S RESTATED CERTIFICATE OF
                                      ---
INCORPORATION.





III. ELECTION FOR THE COMPANY TO BE GOVERNED BY THE DELAWARE BUSINESS COMBINATION STATUTE

     The Board recommends that the Tri-Valley shareholders elect to have the Company governed by the Delaware business combination statute (Delaware General Corporation Law Section 203), similar to Nasdaq stock market and stock-exchange listed companies. The proposal requires an amendment to our certificate of incorporation, which is attached as Exhibit B.

We believe that we should adopt this change to protect our shareholders from hostile take-over attempts. We believe that hostile take-over offerors might be attracted to take over Tri-Valley because they believe our stock can be bought cheaply, compared to the real value of Tri-Valley if our current development efforts are successful. A bidder for the Company might think that they can buy the Company more cheaply than they could buy our assets - by buying control of Tri-Valley on the stock market instead of buying our reserves from us or paying shareholders a fair price for their stock. By adopting the proposed amendment, we believe that someone interested in acquiring the Company or our assets would be more inclined to negotiate the price of the acquisition with the Board. If a bidder makes an offer to merge or purchase Tri-Valley, the Board members are obligated to consider whether a merger or sale of Tri-Valley, or sale of some or all of its assets, would be in the best interests of shareholders.

The Delaware business combination statute has the effect of deterring hostile takeovers by preventing business combinations with an interested stockholder for a period of three years after that person becomes an interested stockholder. An "interested stockholder" is basically defined by the statute as any owner of 15% or more of the voting stock in a corporation. A "business combination" is defined to include any merger, exchange of corporate assets or stock (including in a subsidiary), or issuance of loans of other benefits.

     However, Section 203 does not preclude all business combinations between Tri-Valley and an interested stockholder during that three-year period. Such business combinations may be permitted with an interested stockholder if :

- the business combination transaction, or the transaction in which the interested stockholder became an interested stockholder, is approved by our board of directors prior to the date the interested stockholder obtained this status;

- on or subsequent to this date the business combination is approved by our board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66 2/3% of the shares of our outstanding common stock which are not owned by the interested stockholder; or

- upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the shares of our common stock outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by:

-     persons  who  are  directors  and  also  officers;  and

- employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer.

     The provisions of Section 203 may encourage persons interested in acquiring Tri-Valley to negotiate in advance with our Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approves either the business combination or the transaction which results in any such person becoming an interested stockholder.

There is a risk that this amendment could make it more difficult to accomplish transactions which Tri-Valley's stockholders may otherwise deem to be in their best interests. The most important down side of adopting the proposal is that it might discourage potential purchasers from considering a bid for Tri-Valley's stock, because it will be harder to acquire controlling interest in Tri-Valley if our Board decides an offer is not in the best interest of shareholders.

     Section 203 automatically applies to corporations which have a class of stock that is (1) listed on a national securities exchange; (2) authorized for quotation on NASDAQ; or (3) held of record by more than 2,000 stockholders.
Section 203 does not apply to Tri-Valley today because we are not listed on an exchange or quoted on NASDAQ, and we have less than 2,000 stockholders of record. If we grow to more than 2,000 shareholders, the Delaware business combination statute will automatically apply to us even if we do not approve the proposed amendment. The Board believes it is prudent to apply this statute to Tri-Valley now.

To our knowledge, currently there are no "interested stockholders" who would be subject to the restrictions on business combinations contained in Section 203, and we do not know of any any currently proposed transactions which would make anyone become an "interested stockholder."

A similar proposal was on the proxy ballot at last year's annual meeting, but it failed by a vote of 12,015,080 yes, 100,565 no, 6,092,961 abstaining. Only a tiny minority voted against the proposal - less than 1% of all votes cast. However, because 2/3 of the shares represented at the meeting must vote "yes" in order to amend the certificate of incorporation, abstentions counted as "no" votes in effect, so the proposal failed. We placed it on the ballot again this year because we believe it is in the best interests of the company and because the will of the majority seems to us to favor adoption, despite the failure of the measure last year due to abstaining votes.

THE BOARD RECOMMENDS A VOTE "YES" TO AMEND OUR CERTIFICATE OF INCORPORATION TO APPLY THE DELAWARE BUSINESS COMBINATION STATUTE TO TRI-VALLEY. APPROVAL OF THE
                                                                 ---------------
AMENDMENT  REQUIRES  A  TWO-THIRDS  MAJORITY  OF  THE  SHARES REPRESENTED AT THE
--------------------------------------------------------------------------------
MEETING.
-------



ADDITIONAL  INFORMATION

     Prior to mailing the proxy statement to shareholders, each shareholder has been mailed a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, which contains the Company's audited financial statements dated December 31, 1999.


PROPOSALS  BY  SHAREHOLDERS  -  2000

     Any proposal by a shareholder to be submitted for inclusion in proxy soliciting material for the 2001 annual shareholders meeting must be received by the corporate secretary of the Company no later than December 31, 2000.

OTHER  MATTERS

     No proposals have been received from shareholders for inclusion in the proxy statement or action at the 2000 annual meeting. Management does not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion.

                                    EXHIBIT A
                                    ---------

                              AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION OF
                             TRI-VALLEY CORPORATION

Pursuant  to  the  provisions  of  Sections  242 and 245 of the Delaware General
Corporation Law, the undersigned adopts the following Amended and Restated Certificate of Incorporation of such corporation:

                                   ARTICLE ONE
                                      NAME

     The name of the corporation is TRI-VALLEY CORPORATION. The corporation was first incorporated in the State of Delaware on September 27, 1971, as Commodity Resources Incorporated.

                                   ARTICLE TWO
                                    DURATION

     The  period  of  its  duration  is  perpetual.

                                  ARTICLE THREE
                                    PURPOSES

     The purpose for which this corporation is organized is to transact any or all lawful business for which corporations may be incorporated under the Delaware General Corporation Law.

                                  ARTICLE FOUR
                                 CAPITALIZATION

     The aggregate number of shares which the corporation shall have authority to issue is 5,000,000 shares of preferred stock with $0.001 par value and 100,000,000 shares of common stock with $0.001 par value.

                                  ARTICLE FIVE
                               PURCHASE OF SHARES

     The corporation may purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted surplus available therefor, and to any further extent that may be allowed by law.
                                   ARTICLE SIX
                     REGISTERED OFFICE AND REGISTERED AGENT

     The address of the corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of Newcastle, Delaware. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE SEVEN
                             LIABILITY OF DIRECTORS

     A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the filing of the Amended and Restated Certificate of Incorporation of which this article is a part to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. The corporation shall be obligated to indemnify its officers and directors against any and all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses incurred by that person to the full extent permitted under Delaware law. Any repeal or modification of this Article shall be prospective only, and shall not adversely affect any limitation of the personal liability or rights to indemnification of a director of the corporation existing at the time of the repeal or modification.

                                  ARTICLE EIGHT
                              NO PREEMPTIVE RIGHTS

     No stockholder of the corporation shall have any preemptive or similar right to subscribe for any additional shares of stock.

                                  ARTICLE NINE
                              NO CUMULATIVE VOTING

     At each election for directors, every shareholder entitled to vote at such election shall have the right to vote in person or by proxy the number of shares owned by such shareholder for as many persons as there are directors to be elected and for whose election that shareholder has a right to vote. No shareholder shall have the right to cumulate the votes of that shareholder in any election of directors, except to the extent required by Section 2115 of the California Corporations Code on the date of such election.


                                   ARTICLE TEN
                           RELATIONSHIP WITH CREDITORS

     Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

                                 ARTICLE ELEVEN
                                    MEETINGS

     Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.


                                 ARTICLE TWELVE
                              INTERESTED DIRECTORS

     No contract or other transaction of the corporation with any other persons, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by (1) the fact that any one or more of the stockholders, directors or officers of this corporation is interested in or is a director or officer of such other firm or corporation; or (2) the fact that any stockholder, director or officer of this corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction. Each person who may become a stockholder, director or officer of the corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may be in any way interested.

                                ARTICLE THIRTEEN
                                    AMENDMENT

     (a) The corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     (b) The board of directors of the corporation is expressly authorized to make, alter or repeal the by-laws of the corporation.

     IN WITNESS WHEREOF, the undersigned officer of the corporation has executed this amended and restated certificate of incorporation on ____________________, 2000.


______________________________
By:   ________________________
Title ________________________

     _____________________ says on oath or affirms that he has read the foregoing document and believes all statements made in the document are true.

     Subscribed  and  sworn  before  me  on  _________________,  2000.


                                   ________________________
                                   Notary  Public
                                   My  commission  expires:________________

                                    EXHIBIT B

               Proposed Amendment to Certificate of Incorporation
                         Electing to Be Governed by the
                      Delaware Business Combination Statute

                               Article ___________
                   Election to Be Governed by DGCL Section 203

     Pursuant to Section 203(b) of the Delaware General Corporation Law, the corporation elects be governed by the provisions of Section 203(a) of the Delaware General Corporation Law, regardless of the number of stockholders of record holding the corporation's stock.